united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

RAYLOR MANAGED
FUTURES STRATEGY FUND
(formerly Taylor Xplor Managed Futures Strategy Fund)

SEMI-ANNUAL REPORT
December 31, 2014

Class A Shares (Symbol: TMFAX)
Class I Shares (Symbol: TMFIX)

1-888-895-6943

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Raylor Managed Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

INTRODUCTION

The Raylor Managed Futures Strategy Fund (the “Fund”) is intended to provide direct access to managed futures strategies in a mutual fund format. The Fund allocates both long and short to an array of asset classes including commodities, currencies, equity indices and global interest rates. The Fund uses a systematic, active, multi-strategy approach that does not depend upon market direction and seeks to offer diversification across asset classes, global futures markets, and various durations and investment styles.

MARKET COMMENTARY

The major market themes which impacted the Fund in the second half of 2014 included rising volatility accompanied by a number of sustained trends. Prominent trend moves included sliding energy prices along with US dollar strength against most other currencies, particularly the Euro and Japanese Yen. Equity indexes moved higher in the US but struggled in other markets.

FUND PERFORMANCE

For the six months ended December 31, 2014, the Fund (TMFIX) gained +11.55%, slightly underperforming the Fund’s benchmark, the Barclay BTOP50 Index (BTOP50), which gained +11.58%.

DETAILED FUND PERFORMANCE REVIEW

The Fund finished July with a monthly gain of +0.35%, outperforming the monthly return of our benchmark, the BTOP50 (-0.73%). For July, the Fund made money in grains, softs and interest rates, while global equity indexes, currencies and meats lost money. The month-end jump in volatility raised a defensive signal, which is continuously monitored closely. Prior instances in 2014 were followed by especially rapid recovery in trend performance rather than the historical norm of continued losses. Our lower exposure reduced risk in these instances, at the opportunity cost of not fully participating in the recovery. Our experience over time indicates this to be a prudent trade off. The equity index sector was a positive contributor to Fund performance for July until the last day of the month, which saw losses in long positions, primarily in the US. While this significant one-day move broke what would have been a three month string of healthy equity index gains, our risk management system mitigated this negative impact through a reduction in exposure. Interestingly, we noted divergences in portfolio results in certain short-term interest rate instruments, particularly in intraday trading strategies. We identified the exaggerated size of the bid/ask trading spread compared to price excursion over typical trade lengths, a result of the current compressed rate environment. This discovery helps feed our risk management database, allowing the Dynamic Weighting Method (DWM, our portfolio construction process) to recalibrate its appetite for these investment opportunities and to determine how best to take advantage of the current fixed income marketplace.

The Fund finished August with a monthly gain of +4.77%, outperforming the monthly return of our benchmark, the BTOP50 (+2.64%). For August, the Fund made money in equities, interest rates and grains, while energy and softs lost money. August’s strong performance in a number of sectors was dominated by a single futures market. The gains in grains accrued primarily to short positions in soybean oil whereas the loss in energies was concentrated in natural gas. German Bunds produced the bulk of the interest rate profits, with long positions benefiting from an accelerating upward trend. Our risk allocation process tends to favor opportunities presenting smoother, more persistent returns, so one or two markets generating significant returns is not unusual. Our risk-management systems had raised a defensive signal at the end of July and the reduction in overall portfolio exposure proved especially beneficial during several challenging days in early August.

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We restored exposure before markets eventually resumed profitable price movements. Thus, after avoiding potentially significant losses, the portfolio participated fully in the strong gains that followed. Regarding global fixed income, there was concern regarding opportunities with interest rates currently near or at historic lows. The mechanics of these markets are crucial; the trading of longer-term bonds and notes in price terms means profitable market moves can occur regardless of the absolute interest rate level, as seen in German Bunds during August. In contrast, our analysis has shown that certain intra-day strategies struggle in this ultra-low rate environment at the short end of the curve, where instruments often trade in interest rate terms (e.g. Eurodollar). Our systematic approach manages this risk characteristic, and these market differences factor directly into portfolio construction.

The Fund finished September with a monthly loss of -2.00%, underperforming the monthly return of our benchmark, the BTOP50 (+1.86%). For September, the Fund made money in metals, grains and meats, while energy and equities lost money. We observed signs of volatility picking up across most of our traded markets. As recently as the start of August, a large jump in volatility triggered a short-term reduction in portfolio exposure. That episode benefited the portfolio by dampening the impact of potential losses over the period. At several points in late September, market volatility levels again flirted with triggering an exposure reduction. For September, the energy sector in particular experienced a great deal of volatility, with short term whipsaws in natural gas resulting in losses for the portfolio. Our risk-management systems pivoted the portfolio out of a significant allocation in natural gas Intra-day strategies while other energy markets, currently experiencing less-volatile behavior, saw net allocation gains. Downtrends in grains and metals provided outsized contributions to the portfolio in relation to their current risk allocation. Reflecting volatility and correlation histories, our portfolio construction system has typically maintained only relatively modest risk exposures to these sectors. Grain allocations ran slightly higher, driven by the strength of the soybean and soybean oil trends. By contrast, metals risk allocation was roughly in line or even slightly lower than historical norms, with gold representing the largest exposure.

The Fund finished October with a monthly gain of +1.25%, underperforming the monthly return of our benchmark, the BTOP50 (+1.26%). For October, the Fund made money in equities, interest rates and metals, while softs, grains and energy lost money. October witnessed increased volatility across many global futures markets, with our volatility-based risk management signals triggering three times in quick succession by the middle of October. As a result of these signals, we reduced exposure in the portfolio, which significantly mitigated losses. These events were similar to those in August, which saw the portfolio similarly take advantage of increased market volatility. While the volatility pickup was wide-spread across global futures markets, our equity market exposure provided the month’s biggest gains. As measured by the S&P 500 index, there was a mid-month drawdown of almost 10%, which was retraced within a dozen trading days, essentially matching the previous high by month-end. The Fund’s portfolio allocation process reacted to this equity volatility by increasing allocations to intraday strategies (which benefit during such volatility) while retaining some exposure to long-term trend strategies (which avoided the intra-month equity whipsaw). Beyond equities, the rise in volatility was accompanied by increased inter-connectedness across markets in different sectors, reminiscent of the “risk-on, risk-off” trading observed at points during the recent economic crisis. As equities fell through the first part of the month, gold and natural gas fell in tandem, while the Yen and US fixed income rose - with a matching reversal in each of these markets for the balance of the month.

The Fund finished November with a monthly gain of +3.36%, underperforming the monthly return of our benchmark, the BTOP50 (+5.20%). For November, the Fund made money in equities, interest rates and currencies, while commodities lost money, grains, meats and metals in particular.

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Trend strategies provided the bulk of November’s gains, with the elevated market interconnectedness observed in October extending into November. In somewhat lockstep fashion, global equity indexes rose as energies fell and the US dollar marched higher against other major currencies. Further, each of these trends accelerated through the month, consistent with the observation of generally higher volatility. In addition to this increased interconnectedness, November witnessed a continuation of increased market volatility, however, the sharp increases which trigger portfolio exposure reductions were not produced. This sustained higher volatility largely reflected accelerated trending moves in certain equity, fixed income and currency markets. With the notable exception of oil, traditional commodities proved more resistant to the “risk-on, risk-off” trend. Grains generally worked sideways in a tight trading range and gave back some of their recent gains, whereas metals and softs had more muted, although negative, months. Despite these small losses, the strong performance of the financials (currency, equity index and interest rate instruments) and energies more than offset any weakness in other commodities.

The Fund finished December with a monthly gain of +3.46%, outperforming the monthly return of our benchmark, the BTOP50 (+1.06%). For December, the Fund made money in interest rates, energy and currencies, while equities, metals and grains lost money. December saw a continuation of Trend strategies providing the main performance drivers, with the US dollar and interest rate prices adding to recent gains. On a related note, energy markets fell further also adding to monthly performance. After a strong 2014, global equity indexes proved more difficult in December and incurred a slight loss on the month in contrast to November’s strong advance. For the full year 2014, each of the three large financial futures sectors (equities, fixed income and currencies) contributed to the Fund’s positive annual return. In particular, German Bunds and Japanese government bonds provided much of the interest rate sector gain, while S&P 500 and NASDAQ futures buoyed equity indexes. In currencies, short positions in the Japanese Yen and Swiss Franc led the way. The weakest sector for 2014 proved to be commodities, with trading in coffee serving as the largest loss for the year. The Portfolio’s recent strong run was in part due to the heightened market volatility, which remained elevated in December. Our systems observed several successive sharp increases early in the month which triggered reductions in portfolio exposure. This defensive response in earlier bouts of volatility added significantly to performance not only by muting elevated volatility but also in mitigating potential losses. However in December, this defensive response, while mitigating the elevated volatility, also curbed further gains, given subsequent profitable market action.

Damon Hart

Raylor Investments, LLC

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2014 there are 20 funds in the BTOP50 Index. The Nasdaq Composite Index ("NASDAQ") is a market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The types of securities in the index include American depositary receipts, common stocks, real estate investment trusts (REITs) and tracking stocks. The Standard & Poor's 500 Index ("S&P 500"), is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. Investors cannot invest directly in an index.

A "long" futures position is an exposure, established by purchasing contracts, which profits from a rising price and loses with price declines. The opposite, a "short" futures position is an exposure, established by selling contracts, which profits from a declining price and loses with price increases.

review approval code: 4138-NLD-3/4/2015

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Raylor Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2014

The Fund’s performance figures** for the periods ending December 31, 2014, compared to its benchmarks:

			Annualized
			Since
	Six Months	One Year	Inception*
Raylor Managed Futures Strategy Fund Class A+	11.40%	4.87%	(2.34)%
Raylor Managed Futures Strategy Fund Class A with load+	4.98%	(1.15)%	(4.87)%
Raylor Managed Futures Strategy Fund Class I+	11.55%	5.17%	(1.97)%
Barclay BTOP50 Index	11.58%	12.16%	5.01%

*	Fund commenced operations on September 28, 2012.

+	Fund changed advisors from Taylor Investment Advisors, LP to Raylor Investments, LLC, effective 9/29/2014.

**	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. For performance information current to the most recent month-end, please call toll-free 1-888-895- 6943.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2014 there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

Per the Fund’s most recent prospectus, the Fund’s gross annual operating expense ratio (before any fee waiver) is 4.00% and 3.70% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and a maximum contingent deferred sales charge of 1.00%.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

% of Net
Holdings by Asset Class	Assets
Commodity Pools	23.5%
Money Market Fund	76.7%
Exchange Traded Funds	0.0%
Other / Cash & Cash Equivalents	(0.2)%
100.0%

Please refer to the Consolidated Portfolio of Investments in this report for a detailed description of the Fund’s holdings.

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Raylor Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Fair Value
	COMMODITY POOLS - 23.5%
350	Xplor Global CTA Fund (SPC), Ltd Class 4X Lead Series * +	$274,372
550	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/05/2012 * +	476,785
364	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/20/2012 * +	308,000
315	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/24/2012 * +	271,766
410	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/28/2013 * +	584,760
106	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 3/26/2014 * +	152,139
56	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 3/31/2014 * +	79,943
1,180	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 7/9/2014 * +	1,738,367
	TOTAL COMMODITY POOLS (Cost - $3,331,579)	3,886,132

	EXCHANGE TRADED FUNDS - 0.0%
	DEBT FUND - 0.0%
5	iShares 1-3 Year Treasury Bond ETF	422
	(Cost $423)

	SHORT-TERM INVESTMENTS - 76.7%
	MONEY MARKET FUND - 76.7%
12,681,701	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.07% (a)	12,681,701
	(Cost $12,681,701)

	TOTAL INVESTMENTS - 100.2% (Cost - $16,013,703) (b)	$16,568,255
	LIABILITIES LESS OTHER ASSETS - (0.2) %	(32,597)
	NET ASSETS - 100.0%	$16,535,658

*	Non-income producing investment.

+	All of this investment is a holding of TXMFS Fund Limited which commenced operations on October 4, 2012 and is a wholly-owned subsidiary of Raylor Managed Futures Strategy Fund.

(a)	Money market fund; interest rate reflects the seven-day effective yield on December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,013,990 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$554,266
Unrealized depreciation:	(1)
Net unrealized appreciation:	$554,265

See accompanying notes to consolidated financial statements.

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Raylor Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2014

ASSETS
Investment securities:
At cost	$16,013,703
At fair value	$16,568,255
Receivable for Fund shares sold	19
Interest receivable	414
Due from Advisor	4,785
Prepaid expenses and other assets	18,314
TOTAL ASSETS	16,591,787

LIABILITIES
Payable for Fund shares repurchased	15,007
Fees payable to other affiliates	19,775
Distribution (12b-1) fees payable	732
Accrued expenses and other liabilities	20,615
TOTAL LIABILITIES	56,129
NET ASSETS	$16,535,658

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$16,496,268
Accumulated net investment loss	(200,898)
Accumulated net realized loss from security transactions	(314,264)
Net unrealized appreciation from security transactions	554,552
NET ASSETS	$16,535,658

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,260,833
Shares of beneficial interest outstanding	343,832
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)	$9.48
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$10.06

Class I Shares:
Net Assets	$13,274,825
Shares of beneficial interest outstanding	1,388,433
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.56

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

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Raylor Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended December 31, 2014

INVESTMENT INCOME
Interest	$17,686
TOTAL INVESTMENT INCOME	17,686

EXPENSES
Investment advisory fees	86,075
Distribution (12b-1) fees:
Class A	5,129
Administrative services fees	27,725
Professional fees	22,683
Registration fees	17,644
Transfer agent fees	16,131
Accounting services fees	13,610
Compliance officer fees	11,090
Printing and postage expenses	8,571
Trustees’ fees and expenses	7,090
Custodian fees	4,538
Insurance expense	1,110
Non 12b-1 shareholder servicing	756
Other expenses	4,756
TOTAL EXPENSES	226,908

Less: Fees waived and expenses reimbursed by the Advisor	(89,714)

NET EXPENSES	137,194
NET INVESTMENT LOSS	(119,508)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Security transactions	6,550
Net change in unrealized appreciation of:
Security transactions	1,854,474
NET GAIN ON INVESTMENTS	1,861,024

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,741,516

See accompanying notes to consolidated financial statements.

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Raylor Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	December 31, 2014	June 30, 2014
FROM OPERATIONS	(Unaudited)
Net investment loss	$(119,508)	$(172,755)
Net realized gain from security transactions	6,550	184,056
Net change in unrealized appreciation (depreciation) of security transactions	1,854,474	(116,962)
Net increase (decrease) in net assets resulting from operations	1,741,516	(105,661)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	402,265	3,002,429
Class I	5,918,567	4,224,104
Redemption fee proceeds:
Class A	—	158
Class I	1	144
Payments for shares redeemed:
Class A	(2,113,676)	(4,953,890)
Class I	(811,651)	(1,796,397)
Net increase in net assets from shares of beneficial interest	3,395,506	476,548

TOTAL INCREASE IN NET ASSETS	5,137,022	370,887

NET ASSETS
Beginning of Period	11,398,636	11,027,749
End of Period *	$16,535,658	$11,398,636
*Includes accumulated net investment loss of:	$(200,898)	$(81,390)

SHARE ACTIVITY
Class A:
Shares Sold	46,166	344,922
Shares Redeemed	(244,116)	(567,900)
Net decrease in shares of beneficial interest outstanding	(197,950)	(222,978)

Class I:
Shares Sold	685,342	487,152
Shares Redeemed	(89,270)	(209,483)
Net increase in shares of beneficial interest outstanding	596,072	277,669

See accompanying notes to consolidated financial statements.

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Raylor Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A					Class I
	Six Months Ended		Year Ended	Period* Ended		Six Months Ended		Year Ended	Period* Ended
	December 31, 2014		June 30, 2014	June 30, 2013		December 31, 2014		June 30, 2014	June 30, 2013
	(Unaudited)					(Unaudited)
Net asset value, beginning of period	$8.51		$8.61	$10.00		$8.57		$8.64	$10.00

Activity from investment operations:
Net investment loss (1)	(0.07)		(0.13)	(0.10)		(0.06)		(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	1.04		0.03	(1.29)		1.05		0.04	(1.28)
Total from investment operations	0.97		(0.10)	(1.39)		0.99		(0.07)	(1.36)

Paid-in-Capital From Redemption Fees	—		0.00 (6)	0.00	(6)	0.00	(6)	0.00 (6)	0.00	(6)
Net asset value, end of period	$9.48		$8.51	$8.61		$9.56		$8.57	$8.64
Total return (2)	11.40	% (5)	(1.16)%	(13.90	)% (5)	11.55	% (5)	(0.81)%	(13.60	)% (5)
Net assets, at end of period (000s)	$3,261		$4,611	$6,582		$13,275		$6,788	$4,446

Ratio of gross expenses to average net assets (3)(4)(7)	2.96%		3.70%	4.40%		2.70%		3.40%	4.68%
Ratio of net expenses to average net assets (4)(7)	1.86%		1.86%	1.86%		1.61%		1.61%	1.61%
Ratio of net investment loss to average net assets (4)(7)	(1.62)%		(1.47)%	(1.37)%		(1.40)%		(1.22)%	(1.20)%
Portfolio Turnover Rate	58	% (5)	71%	52	% (5)	58	% (5)	71%	52	% (5)

*	Commencement of Operations was September 28, 2012.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Amount is less than $0.01.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

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Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

December 31, 2014

1.	ORGANIZATION

The Raylor Managed Futures Strategy Fund (formerly Taylor Xplor Managed Futures Strategy Fund through September 26, 2014) (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers two distinct share classes: Class A and Class I shares. The Fund seeks to obtain positive absolute returns. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements include the Fund and its wholly owned subsidiary TXMFS Fund Limited (“TXMFS”). TXMFS commenced operations on October 4, 2012 and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or observable market quotations from a major market maker in the securities. Short-term debt

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Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in Commodity Pools are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the

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Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Fund’s assets measured at fair value:

12

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

Assets *	Level 1	Level 2	Level 3	Total
Commodity Pools	$—	$3,886,132	$—	$3,886,132
Exchange Traded Funds	422	—	—	422
Money Market Fund	12,681,701	—	—	12,681,701
Total	$12,682,123	$3,886,132	$—	$16,568,255

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the year.

The Fund did not hold any Level 3 securities during the year.

*	See Consolidated Portfolio of Investments for industry classifications.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include TXMFS, a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the total assets of TXMFS is as follows:

TXMFS Fund Limited (“TXMFS”) *
December 31, 2014
Fair Value of Xplor Global CTA Fund (SPC) Ltd.	$3,886,132
Other Assets	$—
Total Assets	$3,886,132

Percentage of the Fund’s Total Assets	23.50%
* TXMFS commenced operations on October 4, 2012.

For tax purposes, TXMFS is an exempted Cayman investment company. TXMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, TXMFS is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, TXMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

13

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

14

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $2,288,775 and $8,051,801, respectively. Cost of purchases and proceeds from sales of U.S. Government securities were $2,425,894 and $4,566,154, respectively.

15

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Effective September 29, 2014, Raylor Investments, LLC serves as the Fund’s investment advisor (the “Advisor”). Prior to September 29, 2014, Taylor Investment Advisors, LP (“Taylor”) served as the Fund’s investment advisor. Taylor had engaged BlackRock Investment Management, LLC (“BlackRock”) which served as the sub-advisor to the Fund until September 26, 2014. The Trust, with respect to the Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Beginning January 30, 2015, the Advisor performs such services pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). Under the Advisory Agreement, as compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. From September 29, 2014 until January 30, 2015, the Advisor performed such services under an interim investment advisory agreement with the Trust, on behalf of the Fund (the “Interim Advisory Agreement”). Under the Interim Advisory Agreement, the Fund paid the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.05% of the Fund’s average daily net assets.

Pursuant to a separate written contract (the “Waiver Agreement”) that became effective January 30, 2015, the Advisor has agreed, at least until October 31, 2016, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))(Collectively, the “excluded expenses”)) do not exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. From September 30, 2014 until January 30, 2015, pursuant to interim written contract (the “Interim Waiver Agreement”) Advisor waived its fees and/or reimbursed the Fund to the extent necessary so that the total expenses incurred by the Fund (excluding the excluded expenses) did not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. During the six months ended December 31, 2014 the Advisor earned $43,730 in advisory fees and waived or reimbursed expenses in the amount of $45,386.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement (or the Interim Waiver Agreement), and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation, If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses

16

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or the Interim Waiver Agreement). The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor.

Prior to September 29, 2014, the Fund paid Taylor an advisory fee at an annual rate of 1.05% of the Fund’s average daily net assets. Until September 29, 2014, pursuant to a separate written contract (the “Prior Waiver Agreement”), Taylor agreed to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding the excluded expenses) did not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. During the six months ended December 31, 2014, the Taylor earned $42,345 in advisory fees and waived or reimbursed expenses in the amount of $44,328. Expenses reimbursed under the Prior Waiver Agreement are no longer subject to recoupment by Taylor due to the termination of the agreement.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended December 31, 2014, the Fund incurred $5,129 in total fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. For the six months ended December 31, 2014, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

17

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the six months ended December 31, 2014, the Fund assessed $1 in redemption fees.

6.	TAX COMPONENTS OF CAPITAL

As of June 30, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(29,547)	$(290,980)	$(81,390)	$(1,300,209)	$(1,702,126)

The difference between book basis and tax basis accumulated net realized loss on security transactions and unrealized depreciation is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $81,390.

At June 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$29,547	$—	$29,547

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended June 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(174,186)	$174,186	$—
18

Raylor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Unaudited)

7.	UNDERLYING INVESTMENT IN PRIVATE FEEDER FUND

The Fund currently indirectly invests through its consolidated subsidiary a portion of its assets in Xplor Global CTA Fund (SPC), Ltd. - 4X Series (the “Commodity Pool”). The Commodity Pool solely invests in the Xplor Global CTA Fund, L.P – 4X Series (the “Master”). The investment in the Commodity Pool is fair valued based upon the net asset value as reported by the Commodity Pool. The Fund may redeem its investment from the Commodity Pool at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. As of December 31, 2014, the percentage of the Fund’s net assets invested in the Commodity Pool was 23.5%. The performance of the Fund may be directly affected by the performance of the Commodity Pool. The most recent financial statements of the Commodity Pool and Master are attached and should be read in conjunction with the Fund’s consolidated financial statements.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds – Money Market Portfolio (the “Money Fund”). The Fund may redeem its investment from the Money Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Money Fund. The financial statements of the Money Fund, including the portfolio of investments, can be found at www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2014, the percentage of the Fund’s net assets invested in the Money Fund was 76.7%.

9.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than that noted below.

At a special meeting of shareholders held on January 30, 2015, shareholders approved the Advisory Agreement with the Advisor. For more information on the Advisory Agreement, see Note 4.

PROXY VOTING

At a Special Meeting of Shareholders of the Fund, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, January 30, 2015, Fund shareholders of record as of the close of business on November 18, 2014 voted to approve the following proposal:

Proposal 1: To approve a new investment advisory agreement with Raylor Investments, LLC.

Shares Voted	Shares Voted	Shares
In Favor	Against	Abstained
1,161,734	4,973	341
19

Raylor Managed Futures Strategy Fund

EXPENSE EXAMPLES

December 31, 2014 (Unaudited)

As a shareholder of the Raylor Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and redemption fees; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period+
Actual	7/1/14	12/31/14
Class A	$1,000.00	$ 1,114.00	$9.91	1.86%
Class I	1,000.00	1,115.50	8.58	1.61

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.83	$9.45	1.86%
Class I	1,000.00	1,017.09	8.19	1.61

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

+	Annualized.
20

Raylor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION

December 31, 2014 (Unaudited)

Approval of Advisory Agreement – Raylor Managed Futures Strategy Fund

In connection with a meeting held on August 27th & 28th, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreements (the “Advisory Agreement”) between Raylor Investments, LLC (“RIL”) and the Trust, with respect to the Raylor Managed Futures Strategy Fund (“Raylor” or the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to Raylor and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that RIL was established in December 2004 and provides investment management services for separately managed portfolios, primarily through sub-advisory relationships with financial advisers and financial institutions. The Board noted that RIL is wholly owned by Raylor Asset Management Group LLC, which also owns Xplor Capital Management LLC, the current CTA to the commodity pool in which the wholly owned subsidiary of the Fund invests. The Board acknowledged that RIL and its affiliates manage approximately $310 million in assets. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and noted their satisfaction with the investment team’s financial industry experience and expertise. The Board reviewed RIL’s investment process noting that RIL will employ a disciplined, multi-asset global research process that considers technical and risk based inputs and applies a weighting methodology comprised of trends, counter-trends, and momentum to tactically allocate across various futures contracts. The Board noted that rather than utilize the services of a sub-adviser to manage the fixed income portion of the Fund, RIL has requested to assume full responsibility for the management of the Fund. The Board noted their satisfaction with this proposal, due to the fact that RIL appears to have strong fixed income and managed futures investment experience and that the consolidation of duties in a single adviser could result in efficiency benefits to the Fund. Recognizing that not all strategy risks can be eliminated, the Board reviewed RIL’s risk mitigation philosophies and processes, noting that RIL appears to have a strong understanding of the

21

appropriate use of risk management techniques needed to implement the Fund’s strategy. The Board noted that RIL’s CCO will provide active compliance monitoring to the Fund to ensure compliance with the Fund’s prospectus and investment limitations. The Board observed the fact that RIL has not had any material or compliance issues and that their CTA affiliate was currently awaiting the results of a routine NFA examination which occurred in July 2014. The Board expressed its satisfaction with RIL’s commitment to the Fund and concluded that RIL appears to have ability to provide a high level of quality service to the Fund and its shareholders.

Performance. Under the management of TIA, the Fund returned of -0.81% and -8.42% over the one-year and since inception (September 2012) periods, respectively, underperforming the benchmark BTOP 50 Index, which returned 0.73% and -0.46% during the same time periods, respectively. The managed futures portion of the Fund, managed by RIL’s affiliate, Xplor Capital Management, LLC (“XCM”) through investments made by the Fund’s subsidiary in a commodity pool, returned -1.17% and -7.69% during the one year and since inception (September 2012) periods, respectively. The Board recognizes that the managed futures asset class in general has had poor performance for several years due to several economic factors related to strong equity markets and low interest rates. However, the Board noted that the asset class’s poor performance is not likely be permanent and has shown signs of improvement recently, and during the past three months the Fund returned approximately 5%. While the performance of the Fund has been disappointing overall, the Board is optimistic that RIL has the potential to provide performance that is reasonable for the managed futures asset class and up to the expectations of the Board.

Fees & Expenses. The Board considered that RIL has proposed an annual management fee of 1.30%, which in line with the peer group average of 1.28% and the Morningstar category average of 1.31%. The Board observed that the Fund’s estimated expense ratio of 1.74%, after wavier, is lower than the peer group average of 1.94% and the Morningstar average of 1.80%. The Board further noted that under advisory agreement (and the proposed interim advisory agreement), the management fee was 1.05% and expense ratio was 1.61% after waivers, but the Fund indirectly incurred an additional CTA fee because the Fund invested in a commodity pool. The Board noted that, after application of this indirect expense, the proposed gross Fund expenses under RIL’s proposal will be lower than the Fund’s current gross current expenses. The Board concluded that, in consideration of each of the noted factors, the proposed management fee is reasonable.

Economies of Scale. The Board discussed the anticipated size of the Fund, and its prospects for growth. The Trustees concluded that based on the anticipated size of the Fund, meaningful economies justifying breakpoints will not likely be realized during the initial term of the agreement. The Board noted that RIL representatives agreed to evaluate the implementation of breakpoints as the Fund grows and RIL achieves economies of scale. The Board agreed to monitor and reconsider the issue at the appropriate time.

22

Profitability. The Board considered the anticipated profits to be realized by RIL in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that RIL expects to earn a very modest profit in terms of actual dollars and percentage of revenues from its relationship with the Fund during the initial term of the Advisory Agreement. The Board agreed that RIL’s anticipated profitability level associated with its relationship with the Fund is not excessive.

Conclusion. Having requested and received such information from RIL as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement and Interim Advisory Agreement were in the best interests of the Trust and the shareholders of Taylor.

23

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-493-4603
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What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.
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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-895-6943 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-895-6943.

INVESTMENT ADVISOR
Raylor Investments, LLC
35 Mason Street, 4th Floor
Greenwich, CT 06830

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/9/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer

Date 3/9/15